         TTR                           TTR INC.                     SEAL
INCORPORATED UNDER THE LAWS                                 CUSIP 87305U 10 2
 OF THE STATE OF DELAWARE                                    SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

THIS CERTIFIES THAT


is the owner of

   FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE OF

                                      TTR INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.
   This Certificate is not valid until countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                     TTR INC.
                                    CORPORATE
                                      SEAL
                                      1994
SECRETARY                           DELAWARE                      PRESIDENT


COUNTERSIGNED:
             NORTH AMERICAN TRANSFER COMPANY
                   (FREEPORT, N.Y.)              TRANSFER AGENT
BY

                                                AUTHORIZED OFFICER

      THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


      TEN COM -- as tenants in common              UNIF GIFT MIN ACT -- ________ Custodian __________
                                                                          (Cust)             (Minor)
      TEN ENT -- as tenants by the entireties                           under Uniform Gifts to Minors

      JT TEN  -- as joint tenants with right of                         Act __________________________
                 survivorship and not as tenants                                         (State)
                 in common

    Additional abbreviations may also be used though not in the above list.

 For Value Received, ____________________ hereby sell, assign and transfer unto

       PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________

________________________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated __________________________________________________________________________

                ________________________________________________________________
                NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE
                        NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                X_______________________________________________________________
                                          Signature Guaranteed

                 _______________________________________________________________